UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 18, 2024

FIRST NORTHERN COMMUNITY BANCORP
(Exact Name of Registrant as Specified in Its Charter)

000-30707
(Commission File Number)

California	68-0450397
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

195 N FIRST STREET
DIXON, California 95620
(Address of principal executive offices, including zip code)

(707) 678-3041
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
FNRN	FNRN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01 REGULATION FD DISCLOSURE

On June 18, 2024, First Northern Community Bancorp (the “Company”) released an investor presentation (the “Investor Presentation”) which includes updates regarding the Company’s financial position, business, and operations that management of the Company intends to use from time to time in investor communications and conferences. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information furnished in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not to be incorporated by reference into any filing by the Company, under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language contained in such filing, unless otherwise expressly stated in such filing. By filing this Form 8-K and furnishing this information pursuant to Item 7.01, the Company makes no admission as to the materiality of any information in this Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K, including Exhibit 99.1, includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "would," "poised," "believes," "predicts," "potential," "continue," and similar expressions, are intended to identify such forward-looking statements; however the absence of these words does not mean the statements are not forward-looking. These forward-looking statements are intended to provide investors with additional information with which they may assess the Company’s future potential. Forward-looking statements in this communication include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this communication. Such risk factors include, among others: the effects of and changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board and their effects on inflation risk; political and economic uncertainty, including any decline in global, domestic or local economic conditions or the stability of credit and financial markets; and other relevant risks described under the heading "Risk Factors" in the Company's annual and quarterly reports filed with the Securities and Exchange Commission (the "SEC") and other documents filed, or to be filed, by the Company with the SEC. All such factors are difficult to predict and are beyond the Company's ability to control or predict. All of these forward-looking statements are based on assumptions about an uncertain future and on information available to the Company at the date of these statements. There are numerous risks and uncertainties that could and will cause actual results to differ materially and adversely from those contained in the forward-looking statements in this communication. There also may be additional risks that the Company does not presently know, or that the Company currently believes to be immaterial, that could also cause actual results to differ materially and adversely from those contained in these forward-looking statements. Forward-looking statements speak only as of the date they are made, and, except as otherwise required by law, the Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events, facts, assumptions or circumstances occurring after the date of this communication. You are cautioned not to place undue reliance on these forward-looking statements.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No. Description
99.1                         First Northern Community Bancorp Investor Presentation, dated June 18, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2024	First Northern Community Bancorp (Registrant)

/s/ Jeremiah Z. Smith
By: Jeremiah Z. Smith
President/Chief Executive Officer